                                                                    EXHIBIT 99.1

                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 2001-D

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding home equity and home improvement loan contracts transferred to the trust formed in October 2001, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated October 17, 2001 and the additional contracts transferred to the trust on the closing date. No subsequent contracts will be transferred to the trust after the closing date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated October 17, 2001.

               Geographical Distribution of Mortgaged Properties

                                                                       % of
                                                       Aggregate      Loans by
                                             Number    Principal    Outstanding
                                               of       Balance      Principal
                                             Loans    Outstanding     Balance
                                             ------ --------------- ------------
Alabama.....................................   112  $  6,425,554.60      1.17%
Arizona.....................................   190    15,357,815.99      2.79
Arkansas....................................   114     4,474,050.68      0.81
California..................................   592    60,704,469.82     11.04
Colorado....................................   146    15,404,192.81      2.80
Connecticut.................................   174    13,170,398.36      2.39
Delaware....................................    21       910,250.31      0.17
District of Columbia........................     8       444,952.90      0.08
Florida.....................................   629    54,049,342.56      9.83
Georgia.....................................   175    15,142,987.29      2.75
Idaho.......................................    15       720,035.64      0.13
Illinois....................................   168    12,349,715.42      2.25
Indiana.....................................   132     9,436,725.37      1.72
Iowa........................................    59     4,004,256.97      0.73
Kansas......................................   103     6,456,891.09      1.17
Kentucky....................................    77     5,445,838.13      0.99
Louisiana...................................    93     7,660,532.39      1.39
Maine.......................................    28     1,143,793.30      0.21
Maryland....................................    61     4,043,396.14      0.74
Massachusetts...............................    80     7,770,250.87      1.41
Michigan....................................   395    33,232,130.17      6.04
Minnesota...................................   277    24,505,711.84      4.46
Mississippi.................................    80     5,515,239.36      1.00
Missouri....................................   293    19,877,153.18      3.61
Montana.....................................     3       270,306.52      0.05
Nebraska....................................   108     5,992,016.60      1.09
Nevada......................................    64     4,860,008.59      0.88
New Hampshire...............................    26     2,173,591.69      0.40
New Jersey..................................   251    15,253,236.32      2.77
New Mexico..................................    26     2,008,402.13      0.37
New York....................................   337    22,063,194.09      4.01
North Carolina..............................   182    13,085,258.37      2.38
North Dakota................................     8       513,369.86      0.09
Ohio........................................   344    24,160,697.92      4.39
Oklahoma....................................    77     3,318,248.67      0.60
Oregon......................................    26     2,102,001.13      0.38
Pennsylvania................................   390    22,707,265.10      4.13
Rhode Island................................    18       938,442.36      0.17
South Carolina..............................   126    10,008,690.52      1.82
South Dakota................................    14       586,094.15      0.11
Tennessee...................................   118     9,152,955.99      1.66
Texas.......................................   698    40,846,368.83      7.43
Utah........................................    17       796,578.46      0.14
Vermont.....................................    17     1,922,170.80      0.35
Virginia....................................   172    12,948,822.03      2.35
Washington..................................   103     9,965,220.49      1.81
West Virginia...............................    23     1,685,610.39      0.31
Wisconsin...................................   168    14,062,873.38      2.56
Wyoming.....................................    12       332,501.27      0.06
                                             -----  ---------------    ------
Total....................................... 7,350  $549,999,610.85    100.00%
                                             =====  ===============    ======

                             Years of Origination

                                                                        % of
                                                        Aggregate     Loans by
                                              Number    Principal    Outstanding
                                                of       Balance      Principal
Year of Origination                           Loans    Outstanding     Balance
-------------------                           ------ --------------- -----------
1991.........................................     2  $     16,333.80        *%
1992.........................................     9        82,039.21     0.01
1993.........................................   145       884,237.09     0.16
1994.........................................     2        51,943.63     0.01
1995.........................................     2        31,126.20     0.01
1997.........................................     2        47,292.49     0.01
1998.........................................     3        58,947.83     0.01
1999.........................................    80     1,987,653.57     0.36
2000.........................................   107     2,618,608.31     0.48
2001......................................... 6,998   544,221,428.72    98.95
                                              -----  ---------------   ------
    Total.................................... 7,350  $549,999,610.85   100.00%
                                              =====  ===============   ======

--------
* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial loans as of the cut-off date.

                     Distribution of Original Loan Amounts

                                                                       % of
                                                       Aggregate     Loans by
                                             Number    Principal    Outstanding
                                               of       Balance      Principal
Original Loan Amount (in Dollars)            Loans    Outstanding     Balance
---------------------------------            ------ --------------- -----------
Less than $ 10,000.00.......................   229  $  1,545,387.53     0.28%
$ 10,000.00 to $ 19,999.99..................   838    11,710,495.82     2.13
$ 20,000.00 to $ 29,999.99..................   933    22,885,262.29     4.16
$ 30,000.00 to $ 39,999.99..................   734    25,218,857.07     4.59
$ 40,000.00 to $ 49,999.99..................   618    27,479,528.11     5.00
$ 50,000.00 to $ 59,999.99..................   567    30,889,479.02     5.62
$ 60,000.00 to $ 69,999.99..................   471    30,464,058.89     5.54
$ 70,000.00 to $ 79,999.99..................   441    32,885,508.60     5.98
$ 80,000.00 to $ 89,999.99..................   344    29,087,394.28     5.29
$ 90,000.00 to $ 99,999.99..................   312    29,464,022.48     5.36
$100,000.00 to $109,999.99..................   261    27,326,973.48     4.97
$110,000.00 to $119,999.99..................   260    29,872,084.63     5.43
$120,000.00 to $129,999.99..................   179    22,238,351.43     4.04
$130,000.00 to $139,999.99..................   179    24,021,517.66     4.37
$140,000.00 to $149,999.99..................   151    21,808,321.54     3.97
$150,000.00 to $159,999.99..................   103    15,873,171.66     2.89
$160,000.00 to $169,999.99..................    99    16,251,634.68     2.95
$170,000.00 to $179,999.99..................    85    14,793,793.99     2.69
$180,000.00 to $189,999.99..................    75    13,770,836.01     2.50
$190,000.00 to $199,999.99..................    55    10,678,611.79     1.94
$200,000.00 to $209,999.99..................    57    11,668,153.41     2.12
$210,000.00 to $219,999.99..................    43     9,174,680.43     1.67
$220,000.00 to $229,999.99..................    47    10,567,840.58     1.92
$230,000.00 to $239,999.99..................    33     7,732,617.18     1.41
$240,000.00 to $249,999.99..................    27     6,600,976.13     1.20
$250,000.00 to $259,999.99..................    41    10,408,423.91     1.89
$260,000.00 to $269,999.99..................    23     6,052,269.43     1.10
$270,000.00 to $279,999.99..................    18     4,920,544.27     0.89
$280,000.00 to $289,999.99..................    22     6,253,199.19     1.14
$290,000.00 to $299,999.99..................     6     1,749,661.60     0.32
$300,000.00 to $309,999.99..................    11     3,353,362.07     0.61
$310,000.00 to $319,999.99..................    16     5,043,221.25     0.92
$320,000.00 to $329,999.99..................    11     3,575,837.44     0.65
$330,000.00 to $339,999.99..................     8     2,651,982.25     0.48
$340,000.00 to $349,999.99..................     4     1,374,617.16     0.25
$350,000.00 to $359,999.99..................    16     5,614,510.96     1.02
$360,000.00 to $369,999.99..................     5     1,809,200.00     0.33
$370,000.00 to $379,999.99..................     2       753,586.37     0.14
$380,000.00 to $389,999.99..................     1       386,250.00     0.07
$390,000.00 to $399,999.99..................     2       784,872.18     0.14
$410,000.00 to $419,999.99..................     2       826,500.00     0.15
$420,000.00 to $429,999.99..................     5     2,116,797.25     0.38
$430,000.00 to $439,999.99..................     1       436,000.00     0.08
$440,000.00 to $449,999.99..................     3     1,325,131.22     0.24
$450,000.00 to $459,999.99..................     1       457,490.84     0.08
$460,000.00 to $469,999.99..................     1       469,325.86     0.09
$470,000.00 to $479,999.99..................     1       472,848.51     0.09
$480,000.00 to $489,999.99..................     1       488,200.00     0.09
$490,000.00 to $499,999.99..................     1       494,820.40     0.09
$510,000.00 to $519,999.99..................     2     1,020,000.00     0.19
$550,000.00 to $559,999.99..................     1       552,000.00     0.10
$620,000.00 to $629,999.99..................     2     1,245,700.00     0.23
$670,000.00 to $679,999.99..................     2     1,353,700.00     0.25
                                             -----  ---------------   ------
    Total................................... 7,350  $549,999,610.85   100.00%
                                             =====  ===============   ======

                                   Loan Rates

                                                                        % of
                                                        Aggregate     Loans by
                                              Number    Principal    Outstanding
                                                of       Balance      Principal
Range of Loan Rates                           Loans    Outstanding     Balance
-------------------                           ------ --------------- -----------
 5.000% to  5.999%...........................     2  $     34,183.24     0.01%
 6.000% to  6.999%...........................     6       131,546.09     0.02
 7.000% to  7.999%...........................    12       682,493.29     0.12
 8.000% to  8.999%...........................    56     5,620,512.05     1.02
 9.000% to  9.999%...........................   379    44,099,597.17     8.02
10.000% to 10.999%........................... 1,057   112,257,847.17    20.41
11.000% to 11.999%........................... 1,522   144,397,717.06    26.25
12.000% to 12.999%........................... 1,586   122,479,791.26    22.27
13.000% to 13.999%........................... 1,507    75,993,388.75    13.82
14.000% to 14.999%...........................   974    36,981,019.13     6.72
15.000% to 15.999%...........................   205     6,219,748.95     1.13
16.000% to 16.999%...........................    35       932,102.57     0.17
17.000% to 17.999%...........................     5        82,512.82     0.02
18.000% to 18.999%...........................     3        57,659.90     0.01
19.000% to 19.999%...........................     1        29,491.40     0.01
                                              -----  ---------------   ------
    Total.................................... 7,350  $549,999,610.85   100.00%
                                              =====  ===============   ======

                          Remaining Months to Maturity

                                                                        % of
                                                        Aggregate     Loans by
Months Remaining to                           Number    Principal    Outstanding
Scheduled Maturity                              of       Balance      Principal
as of Cut-off Date                            Loans    Outstanding     Balance
-------------------                           ------ --------------- -----------
1 to 30......................................    56  $    149,383.63     0.03%
31 to 60.....................................    57       832,813.96     0.15
61 to 90.....................................   142     2,264,997.06     0.41
91 to 120....................................   417    12,569,380.77     2.29
121 to 150...................................    49     1,806,488.30     0.33
151 to 180...................................   823    35,143,927.44     6.39
181 to 210...................................   165     3,733,774.29     0.68
211 to 240................................... 1,580    76,922,966.67    13.99
241 to 270...................................     5       416,701.36     0.08
271 to 300...................................   874    49,564,493.98     9.01
301 to 330...................................     2       159,000.00     0.03
331 to 360................................... 3,180   366,435,683.39    66.62
                                              -----  ---------------   ------
    Total.................................... 7,350  $549,999,610.85   100.00%
                                              =====  ===============   ======

                                  Lien Position

                                                                        % of
                                                        Aggregate     Loans by
                                              Number    Principal    Outstanding
                                                of       Balance      Principal
Position                                      Loans    Outstanding     Balance
--------                                      ------ --------------- -----------
First........................................ 4,293  $444,213,452.10    80.77%
Second....................................... 2,764    97,720,481.61    17.77
Third........................................   293     8,065,677.14     1.47
                                              -----  ---------------   ------
    Total.................................... 7,350  $549,999,610.85   100.00%
                                              =====  ===============   ======

                         Combined Loan-to-Value Ratio

                                                                       % of
                                                      Aggregate      Loans by
                                            Number    Principal     Outstanding
                                              of       Balance      Principal
Combined Loan-to-Value Ratio                Loans    Outstanding     Balance
----------------------------                ------ --------------- ------------
  5.001% to  10.000%.......................     3  $     44,460.47      0.01%
 10.001% to  15.000%.......................    13       327,515.59      0.06
 15.001% to  20.000%.......................    19       398,146.74      0.07
 20.001% to  25.000%.......................    21       411,979.00      0.07
 25.001% to  30.000%.......................    27       756,414.04      0.14
 30.001% to  35.000%.......................    28       858,863.85      0.16
 35.001% to  40.000%.......................    43     1,437,163.26      0.26
 40.001% to  45.000%.......................    45     1,777,159.80      0.32
 45.001% to  50.000%.......................    70     4,135,321.71      0.75
 50.001% to  55.000%.......................    88     4,745,097.90      0.86
 55.001% to  60.000%.......................    79     3,188,130.11      0.58
 60.001% to  65.000%.......................   127     7,262,512.42      1.32
 65.001% to  70.000%.......................   203    14,194,454.27      2.58
 70.001% to  75.000%.......................   350    26,423,987.27      4.80
 75.001% to  80.000%.......................   691    53,190,315.56      9.67
 80.001% to  85.000%.......................   632    56,140,394.39     10.21
 85.001% to  90.000%.......................   852    78,287,122.23     14.23
 90.001% to  95.000%....................... 1,234   104,035,771.63     18.92
 95.001% to 100.000%....................... 2,825   192,384,800.61     34.98
                                            -----  ---------------    ------
    Total.................................. 7,350  $549,999,610.85    100.00%
                                            =====  ===============    ======